Exhibit 99.1

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Discovering excellence, driving clinical success

February 2006

Forward-Looking Statements	[LOGO]

This presentation, and oral statements made with respect to information contained in this presentation, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include those which express plan, anticipation, intent, contingency or future development and/or otherwise are not statements of historical fact. These statements are based upon management’s current expectations and are subject to risks and uncertainties, known and unknown, which could cause actual results and developments to differ materially from those expressed or implied in such statements. These forward-looking statements include, but are not limited to, statements about the successful implementation of Pharmacopeia’s strategic plans, the planned cessation of full-time employee funding from Pharmacopeia’s existing collaborations with Schering-Plough, Pharmacopeia’s intentions regarding the establishment and continuation of drug discovery collaborations with leading pharmaceutical and biotechnology organizations, in particular, the continuation and funding level of such continuation of Pharmacopeia’s existing collaboration with N.V. Organon, Pharmacopeia’s ability to build its pipeline of novel drug candidates, through its own internally-funded drug discovery programs, third party collaborations and in-licensing, Pharmacopeia’s ability to raise additional capital, Pharmacopeia’s anticipated operating results, financial condition, liquidity and capital resources, Pharmacopeia’s expectations concerning the development priorities of its collaborators and their ability to successfully develop compounds, Pharmacopeia’s expectations concerning the legal protections afforded by U.S. and international patent law, additional competition, changes in economic conditions, and other risks described in documents Pharmacopeia has filed with the Securities and Exchange Commission, including its Report on Form 10-Q filed on November 4, 2005, its Report on Form 10-K filed on March 23, 2005 and subsequent filings under the Securities and Exchange Act of 1934. All forward-looking statements in this presentation and oral statements made with respect to information contained in this presentation are qualified entirely by the cautionary statements included in this presentation and such filings. These risks and uncertainties could cause actual results to differ materially from results expressed or implied by such forward-looking statements. These forward-looking statements speak only as of the date of this presentation. Pharmacopeia disclaims any undertaking to publicly update or revise any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

Pharmacopeia Value Drivers

•                  Robust, growing internal pipeline

•                  Including 4 advanced, preclinical programs

•                  Therapeutic focus in immunological diseases

•                  Large and growing target markets

•                  Competitive advantage

•                  Unique drug discovery capabilities

•                  Proven track record of success

•                  10 drug programs with 7 pharmaceutical collaborators

•                  Diversified portfolio of significant royalty interests

Pharmacopeia’s Strategy

Lead Discovery	Lead Optimization	Preclinical Development	Phase 1	Phase 2	Phase 3

Former business

Partner

Selected
Indications
Pharmacopeia Today
Lead Discovery	Lead Optimization	Preclinical Development	Phase 1	Phase 2	Phase 3

Partner

Retain candidates at least to clinical validation with the option to continue alone to NDA for selected indications or partner for Ph III clinical development

Robust Growing Internal Pipeline

Our Source of Drug Candidates

	Program	Worldwide Rights	Lead Generation	Preclinical	IND Filing
			Optimization	Development
PS608504	Transplantation JAK-3	Pharmacopeia	=====================>
PS388023	Angiogenesis avb3/avb5	Pharmacopeia	==================>
PS246518	Parkinsons AdenosineA2A	Pharmacopeia	===================>
PS375179	Rheumatoid/MS CCR-1	Pharmacopeia	===================>

Optimization focused on JAK3, CCR-1 and A2A

Therapeutic Focus in Immunological Diseases

Rheumatoid Arthritis

Multiple Sclerosis		Psoriasis

Immunobiology Disease Processes

Inflammatory Bowel Disease		Ulcerative Colitis

Asthma

•                  Therapeutic focus based on:

•                  Successful collaborations in therapeutic segment, e.g., Phase I programs

•                  Recent elucidation of relevant targets and pathways, e.g., Enbrel, Avonex

•                  Single target modulates multiple diseases, e.g., JAK3 for RA, Psoriasis

•                  Significant medical need in large and niche indications

Competitive Advantage

Unique Discovery Capabilities

Proprietary Compound Collection	Assay Development	High Throughput Screening 1536 format	Medicinal Chemistry, Biochemistry and Pharmacology	Pre-clinical and Clinical Development
Nearly 8 million diverse, drug- like compounds
		Chemoinformatics	> 50 PhDs
Data interpretation Compound design

Lead Discovery	Hit to Lead	Lead Optimization	Preclinical Development	Phase I	Phase II

Rapid, cost-effective path from target to clinic

Proven Track Record of Success

	Program	Partner	Lead Generation	Preclinical		Clinical Phase			NDA Filed
				Optimization	Development	I	II	III
PS540446	Rheumatoid Arthritis p38	Bristol Myers Squibb	===============================================>
PS460644	Asthma/Allergy VLA-4	Daiichi	===============================================>
PS291822	Inflammation CXCR-2	Schering-Plough	===============================================>
PS095760	Oncology	Schering-Plough	==========================================>
PS891169	Inflammation iNOS	Berlex	==========================================>
PS778629	CNS	Organon	=================================>
PS241541	Oncology	Schering-Plough	=================================>
PS873266	Inflammation	Celgene	=================================>
PS386113	Inflammation	Schering-Plough	=================================>
PS388023	Ocular avb3/avb5	Allergan	===================>

Diversified partnered portfolio of significant royalty interests

Immunology Programs

JAK3 Inhibitors for Solid Organ Transplant

Potential Safety & Efficacy of SOT Targets

[CHART]

functional selectivity for immune cells causing rejection

Potential to be highly efficacious with superior safety profile

JAK3 Inhibitors – Immunosuppressants

Program Summary – high value proprietary

•                 Pharmacopeia wholly-owned

•                 JAK3 is validated preclinically - involved in T-cell growth and differentiation

•                 Therapeutic potential in transplant rejection, psoriasis, MS, asthma

•                 Candidate in pre-clinical development in next 12 months

Discovery Status

•                  Potent, selective enzyme inhibitors

•                  Block T-cell activation

•                  Oral activity in vivo in pre-clinical immunosuppression models

•                  Excellent JAK3 selectivity

Potent JAK3 Inhibitors in IL-2 mouse model

0 Hr	+ 1 Hr		+ 4 Hr

Dose with	Inject rhIL-2 and	[GRAPHIC]	Terminal blood
JAK3	capture antibody, i.p.		collection via
inhibitors, p.o.			cardiac puncture

[CHART]

Orally active blockers of T-cell activation

JAK3 Kinase Inhibitors - Competition

Clinical

•                  Pfizer

•                  Psoriasis

•                  Transplant

Pre-clinical

•	Pharmacopeia	•	Astra Zeneca

•	Cytopeia	•	Fujisawa

•	Novartis	•	Roche

•	Aventis	•	J&J

Immunology Programs

p38 Kinase Inhibitors for Rheumatoid Arthritis

p38 Rationale as Anti-inflammatory

Mechanism of Action

TNFa
p38	MK2
IL-1

RA – anti-TNFa	RA – anti IL-1

Enbrel
Remicade	Kineret
Humira

PS 540466 in Phase I clinicals

Expected to block the inflammatory effects of

TNFa, IL-1b, IL-6

p38 Kinase Inhibitors – anti-inflammatory

Program Summary – Potentially best in class

•                  Partnered with Bristol-Myers Squibb

•                  Inflammatory diseases including RA

•         target population of 2.1 million patients, $5.6B in US

•                  Potent, selective drug candidate with good oral bioavailability and therapeutic index

•                  BMS conducting extensive Phase I program

p38 Kinase Inhibitors – anti-inflammatory

Potential To Be Best In Class

Mechanism of Action	Reversible inhibitor of enzyme (BIRB-796)
CNS Toxicity	No CNS penetration measured (VX-745)
Liver Toxicity	Superior CYP-450 profile (SCIO-469)
Specificity for p38	Superior kinase specificity (VX-702)
Efficacy	Active at very low doses
Adverse Reactions	High level of safety

Financial Summary

Financials and Value Proposition

Financial Data for the 12 Months Ended December 31, 2005

$20.4 million in net revenue

$17.1 million in net loss

Financial Data for the 3 Months Ended December 31, 2005

$5.6 million in net revenue

$3.1 million in net loss

Cash, Cash Equivalents & Marketable Securities on December 31, 2005

$30.4 million versus 2005 Financial Guidance of $25 -$30 million

Stock Information

Stock Exchange:	NASDAQ

Stock Symbol:	PCOP

Shares Outstanding (12/31/2005):	14.99 million

52- Week Range:	$3.03 -$6.06

Market Capitalization (2/21/2006):	~ $67 million

Enterprise Value (2/21/2006):	~ $37 million

Analyst Coverage:	Joe Pantginis -initiated10/2005
Canaccord Adams

Adam Noah — initiated12/2005
Merriman, Curhan, Ford

Pharmacopeia Value Proposition

Portfolio Metrics	Units		PCOP	ARQL	ARRY
Clinical Candidates/(partnered)	#		3/(3)	2/(2)	2/(1)
Preclinical Candidates/(partnered)	#		6/(6)	2/(1)	3/(0)
Royalty on Main Collaboration	(%	)	~ 5	~ 17.5	~ 12
Library Size	(MM	)	>7.5	NA	0.4

Valuation (1)	Units		PCOP	ARQL	ARRY
Market Capitalization	($MM	)	67	194	345
Tech Value	($MM	)	37	53	267
Cash Per Share	($	)	2.03	3.99	2.01
Tech Value Per Share	($	)	2.45	1.51	6.89

(1) Based on a) NASDAQ closing share price as of 2/21/2006; and b) cash, cash equivalents & marketable securities as of 12/31/2005.

Near Term Milestones

•                            Within 12-months

•                            Two internal candidates in pre-clinical development

•                            One or more partnered programs in clinical Phase II

•                            Strategic partnership with significant retained rights

•                            Core clinical-regulatory capability added

•                            Year end cash, cash equivalents & marketable securities of $30 - $35 million

•                            Within 18-months

•                            IND for internal candidate filed

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Discovering excellence, driving clinical success